Exhibit 99.1

Company Presentation April 2007

Key Considerations Long life, high margin domestic reserves - 17 year reserve life Large, multi-year drilling inventory 10,000+ drilling locations (3.0 Tcfe net unrisked reserves) 2.5 million net acre leasehold position Consistent baseline growth from drilling at attractive unit costs 17 consecutive quarters of sequential production growth $1.50 per mcfe 3-year average drillbit F&D 52% 3-year average reserve growth Incremental growth through complementary acquisitions in core areas - Recent acquisitions performing above expectations Significant upside from emerging plays (5.5 to 8.7 Tcfe net unrisked reserve potential)

2007 Year-to-Date Scorecard 2 Divestitures Sold high cost, short life, mature properties Sold at outstanding price 3 Acquisitions High quality, long life, low cost properties Bought incremental interests in existing properties Each has sizeable upside potential Drilling program off to a terrific start 1Q '07 production represents 19% year-over-year growth Significantly exceeded guidance Result = A Better, More Valuable Range

2007 Divestitures Austin Chalk Divestiture Sold in February 2007 for $82 million Properties acquired from Stroud in mid-2006 Properties were determined not strategic to Range and classified as "held for sale" Reserve and operations excluded from Range's continuing operations Gulf of Mexico Divestiture Sold in March 2007 for $155 million Proved reserves of 38.6 Bcfe Lost 16 Mmcfe/d production beginning April 1

2007 Acquisitions Tonkawa Acquisition $30 million; closed in February 2007 Purchased minority owner's interest in the Tonkawa oil field Range now owns 100% working interest Southern Tarrant County Barnett Shale Acquisition $29 million; closed in April 2007 Purchased minority owner's interest in the Barnett Shale play Range now owns 100% working interest Nora Field Acquisition $315 million; scheduled to close in May 2007 Purchasing incremental interests in the Nora Field in southwestern Virginia Joint development plan will accelerate drilling

2007 Acquisition Summary $374 million in total for the 3 acquisitions - $321 million for the reserves and acreage - $53 million for the Nora Field gathering system Proved reserves of 151 Bcfe $2.12/mcfe acquisition price(1) Currently producing 17 Mmcfe/day - 90% natural gas (1) Excluding gathering system which has its own cash flow stream

Original Budget 2007 Acquisitions(1) Other Increases(2) Revised Budget Drilling $600 $ 42 $ 25 $667 Acreage 58 1 2 61 Seismic 20 2 1 23 Pipelines 20 43 - 63 Other - - 8 8 $698 $ 88 $ 36 $822 (1) Nora, Tonkawa and Fort Worth Barnett Shale (2) Fort Worth Barnett Shale and West Texas Increasing Capex for Greater Opportunities

Pro forma Reserves Reserves (Bcfe) Balance 12/31/06 1,758 2007 Divestitures (38) (1) 2007 Acquisitions 151 Pro forma 12/31/06 1,871 Austin Chalk not included - held for sale and not included in proved reserves at year-end 2006

Corporate Overview Appalachia Southwest Gulf Coast (1) Pro forma year-end 2006 which includes 2007 acquisitions and divestitures Market Cap ~ $5.0 billion Reserve base (1) 1.9 Tcfe 82% natural gas 17 year reserve life Operations 2007 - 1,003 (757 net) wells Average ~ 39 rigs drilling Large acreage and drilling inventory (1) 3.3 million acres (2.5 million net) 10,000+ drilling projects in inventory

Key Value Drivers Proven Track Record Consistent record of growth at "top quartile" cost structure Built-In Growth Large, multi-year inventory of lower risk drilling projects drives built-in "double digit" growth profile Additional Upside Exciting portfolio of emerging plays provides additional near-term upside that could dramatically increase Range's value Strong Financial Position Simple balance sheet with attractive hedges in place for 2007 and 2008

Attractive Hedges in Place for 2007 and 2008 As of 04/12/07 Gas % Volume Hedged Gas Average Floor Price Gas Average Ceiling Price 2007 Swaps 41% $9.13 - 2007 Collars 42% $7.13 $9.99 Total 2007 Total 2007 83% $8.12 $9.99 2008 Swaps 40% $9.42 - 2008 Collars 21% $7.93 $11.39 Total 2008 Total 2008 61% $8.91 $11.39 In the fourth quarter 2006, gas comprised 76% of total production on an equivalent basis.

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 153.9 158 159 164.7 177 182 210 215 229 233 244 250 257 264 289 294 306 0 0 0 Mmcfe/day 2003 2004 2005 Track Record of Consistent Growth 17 consecutive quarters of sequential production growth 2006 2007 154 158 159 165 177 182 210 215 229 233 244 250 257 264 Actual 289 294 306 1st quarter 2007 production set a new record and exceeded guidance of 297 Mmcfe/day

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 153.9 158 159 164.7 177 182 210 215 229 233 244 250 257 264 289 294 306 312 327 341 Mmcfe/day 2003 2004 2005 Track Record of Consistent Growth Raising 2007 growth target from 15% to 16% 2006 2007 154 158 159 165 177 182 210 215 229 233 244 250 257 264 Actual Targets 289 294 306 Revising 2007 Target to 16% despite asset sales and delay in closing Nora transaction

2002 2003 2004 2005 2006 3 Year Average 5 Year Average Reserve growth 13% 18% 72% 20% 25% 52% 49% Drillbit replacement 114% 117% 217% 249% 377% 290% 237% Reserve replacement (1) 222% 285% 828% 365% 450% 526% 444% F&D costs per mcfe Drillbit only $1.49 $1.59 $1.19 $1.53 $1.61 $1.50 $1.51 All sources excluding price revisions (2) (3) $1.24 $1.26 $1.21 $1.60 $1.94 $1.55 $1.51 All sources including price revisions (3) $0.90 $1.19 $1.20 $1.45 $2.10 $1.56 $1.47 Track Record of Consistent Growth Excludes reserve sales All sources with performance revisions, excludes price revisions Excludes ARO and other similar non-cash items

Range's Growth Plan is Working Reserve Growth Drivers (Tcfe) YE 2005 YE 2006 Pro forma YE 2006 (2) Proved Reserves 1.4 1.8 1.9 Drilling Inventory (1) 1.4 2.0 2.3 Emerging Plays (1) 2.0 to 3.2 4.7 to 7.2 5.5 to 8.7 Total 4.8 to 6.0 8.5 to 11.0 9.7 to 12.9 (1) Net unrisked reserve potential (2) Includes 2007 Acquisitions and Divestitures

Built-In Future Growth

Large, Multi-Year Drilling Inventory

Risk Profile	Plays	Gross Wells in Inventory	Net Bcfe Unrisked Reserves
High	Mississippi Norphlet	18	187
Medium	Gulf Coast N. La/Miss. Hosston/CV; Appalachia Trenton Black River; Midcontinent Deep Anadarko	111	166
Low	Midcontinent Morrow/ Springer; Fort Worth Barnett Shale; Appalachia Oriskany; East Texas Stacked Pay; Appalachia Coalbed Methane; Appalachia Clinton/ Medina; Appalachia Devonian/ Berea; Permian Cisco/ Canyon; Permian San Andres; Midcontinent Tonkawa	10,034	2,647
	Total	**10,163**	**3,000**

- 2.3 Tcf unbooked reserves, primarily low-risk tight sand, shale and CBM reserves

16

Emerging Plays Upside 5.5 to 8.7 Tcf Play Acreage Unrisked Reserve Potential Activity Devonian Shale - Pennsylvania 420,000 acres 2.5 Tcf to 5.0 Tcf Drilling and leasing Devonian Shale - Virginia & W. VA 378,000 acres 0.8 to 1.5 Tcf Spud well 2H '07 Barnett Shale - Eastern Extension 20,000 acres 1 Tcf 1st well drilling Barnett Shale - Permian 20,000 acres 400 Bcf Spud 1st well 1H '07. Woodford, Fusselman, Wolfcamp potential Floyd Shale - Black Warrior Basin 39,000 acres 500 Bcf Targeting additional 15,000 acres Spud well 2H '07 CBM: Widen Field - West Virginia 77,000 acres 200 Bcf Drilled pilot. Dewatering wells Woodford Shale - Oklahoma 5,000 acres 100 Bcf Drilling and leasing

Nora Field Transaction Overview (1) Range and Equitable each own 50% interest in the 1,600 producing wells, 300,000 acres of leasehold and the gathering system Equitable to drill CBM wells and manage the gathering system Range to drill non-CBM - tight gas, shale gas and deep formations Interest aligned with both companies being 50/50 owners Capitalizing on relative strengths of each company Will accelerate development of the resource Significant upside at Nora - Infill potential of CBM and tight gas - Tremendous shale gas potential - Deeper formations are an "unknown" Range retains mineral and royalty interest covering approximately 80% of the acreage (230,000 acres) (1) Closing scheduled for May subject to HSR clearance

Nora Field - Multiple Horizon Potential 1,100 - 2,500 4,000 - 5,000 5,000 - 6,000 CBM TIGHT GAS SANDS DEVONIAN SHALE SILURIAN / ORDOVICIAN 12,000 Depth in feet

Nora CBM - 60 Acre Spacing Working interests equalized in production, acreage, depths and gathering system Pre- deal Post- deal Net Mcfe/day 22.5 29.1 Gross Wells 1,126 1,167 Net Wells 339 533 Drilling 275 CBM wells in 2007 Undrilled Drilled New Acreage

Infill Drilling: Nora CBM Field Infill going from 60 acres to 30 acres Undrilled Drilled Infill Area

Nora CBM Upside Summary Gross gas in place 2.4 Tcf Range recovery estimates 70% 80% 1.7 Tcf 1.9 Tcf Range average NRI 54% 54% Net remaining recoverable 0.8 Tcf 1.0 Tcf Currently booked proven reserves 0.2 Tcf 0.2 Tcf Net unbooked reserves 0.6 Tcf 0.8 Tcf

Nora Tight Gas Sand Wells Pre- deal Post-deal Net Mcfe/day 3.1 10.8 Gross Wells 449 579 Net Wells 27 265 Undrilled Drilled New Acreage

Downspacing Offers Additional Nora Tight Gas Sand Upside Field Delineation 100 locations still to be drilled on existing 112 acres spacing Infill Will test 60 acre spacing Current spacing recovery ~50% of gas in place Infill wells will potentially increase recovery to 80% Up to 600 potential infill locations Net tight gas sand recoverable reserves 100 potential 112 acre spacing remaining 15 Bcfe 600 potential infill locations 113 Bcfe 128 Bcfe

Nora Field Growth Profile Outstanding Production Growth with Low Finding Costs Net MCFED

Nora Devonian Shale Potential Cross Section Shows Devonian Shale Exists Across the Nora Field Area Clinchfield # 203 Cumulative recovery 1.4 Bcf Estimated ultimate recovery 2.2 Bcf Recent Horizontal Wells 37 vertical wells producing from Devonian shale on Nora acreage; co-mingled with tight gas sands

Nora Shale Cross Section Cross-section of logs indicate shales span Nora Field

73,000 gross (64,000 net) acres of leasehold 94% of leasehold in the Core and Expanding Core 8 rigs currently operating Production over 45 Mmcfepd Ellis County, eastern extension. Well spud on April 9th High quality technical team is leading to additional opportunities Barnett Shale Potential 1.6 Tcf

Pennsylvania Devonian Shale 2.5 to 5 Tcf 420,000 acres leased 21 vertical wells and 2 horizontal wells currently online First three vertical wells appear to have 600-1,000 Mmcfe of reserves each Finding and development costs expected to be $1.30 based upon early tests $5.00 NYMEX gas price yields ~28% IRR OH WV PA Devonian Shale

Why Range? Proven Track Record of Growth 17 consecutive quarters or production growth at low cost Built-In Growth (2.3 Tcfe) 10,000+ low risk drilling projects in inventory Significant Upside (5.5 to 8.7 Tcfe) Shale plays, CBM and exploration Valuation Has Room to Run Much of the potential value from the drilling inventory and emerging plays not reflected in the stock price

Forward-Looking Statements Statements concerning future capital expenditures, production volumes, reserve volumes, reserve values, reserve potential, number of development and exploration projects, finding costs, operating costs, overhead costs, cash flow and earnings, including statements regarding such activities related to the Nora field, are forward-looking statements. These statements assume that the conditions to closing the Equitable transaction discussed herein are satisfied and that the transaction is consummated, and are based on other assumptions concerning commodity prices, recompletions and drilling results, lease operating expenses, administrative expenses, interest and other financing costs that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are both subject to a wide range of business risks and there is no assurance that these results, goals and projections can or will be met. Range's internal estimates of reserves, particularly those in the properties recently acquired or proposed to be acquired where we may have limited review of data or experience with the reserves, may be subject to revision and may be different from estimates by our external reservoir engineers at year-end. Although we believe the expectations and forecasts reflected in these and other forward- looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. This presentation includes certain non-GAAP financial measures. Reconciliation and calculation schedules for the non-GAAP financial measures can be found on our website at www.rangeresources.com. The SEC has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.